UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-5497

Western Asset Municipal High Income Fund Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY			10004
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 300 First Stamford Place, 4th Fl. Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 451-2010

Date of fiscal year end:	October 31,

Date of reporting period:	October 31, 2006

ITEM 1.                  REPORT TO STOCKHOLDERS.

                The Annual Report to Stockholders is filed herewith.

Western Asset Municipal
High Income Fund Inc.

ANNUAL REPORT

OCTOBER 31, 2006

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Western Asset Municipal
Income Fund Inc.

Annual Report • October 31, 2006

What’s	Letter from the Chairman	I
Inside
	Fund Overview	1

	Fund at a Glance	5

	Schedule of Investments	6

	Statement of Assets and Liabilities	17

	Statement of Operations	18

	Statements of Changes in Net Assets	19

	Financial Highlights	20

	Notes to Financial Statements	21

	Report of Independent Registered Public Accounting Firm	28

	Financial Data	29

	Board Approval of Management and Subadvisory Agreements	30

	Additional Information	33

	Annual Chief Executive Officer and Chief Financial Officer Certifications	36

	Dividend Reinvestment Plan	37

	Important Tax Information	39

Letter from the Chairman

R. JAY GERKEN, CFA	Dear Shareholder,

While the U.S. economy continued to expand, it weakened considerably as the reporting period progressed. After expanding 4.1% in the third quarter of 2005, gross domestic product (“GDP”)(i) growth slipped to 1.7% during the last three months of the year. The economy then rebounded sharply in the first quarter of 2006. Over this period, GDP rose 5.6%, its highest reading since the third quarter of 2003. The economy then took a step backwards in the second quarter of 2006, as GDP growth was 2.6% according to the U.S. Commerce Department. The preliminary estimate for third quarter GDP growth was 2.2%.

Chairman, President and
Chief Executive Officer

After increasing the federal funds rate(ii) to 5.25% in June — its 17th consecutive rate hike — the Federal Reserve Board (“Fed”)(iii) paused from raising rates at its next four meetings. In its statement accompanying the December meeting, the Fed stated, “Economic growth has slowed over the course of the year, partly reflecting a substantial cooling of the housing market. Although recent indicators have been mixed, the economy seems likely to expand at a moderate pace on balance over coming quarters.” The Fed’s next meeting is at the end of January, and we believe any further rate movements will likely be data dependent.

Both short- and long- term yields rose over the reporting- period. However, after peaking in late June — with two- and 10-year Treasuries hitting 5.29% and 5.25%, respectively — rates fell sharply as the Fed paused from its tightening cycle. In addition, inflationary pressures eased as oil prices, which rose to a record $78 a barrel in mid-July, subsequently fell 15% in the latter part of the third quarter.(iv) Overall, during the 12 months ended October 31, 2006, two-year Treasury yields increased from 4.40% to 4.71%. Over the same period, 10-year Treasury yields moved from 4.57% to 4.61%.

Looking at the municipal market, it outperformed its taxable bond counterparts over the 12 months ended

Western Asset Municipal High Income Fund Inc.     I

October 31, 2006. Over that period, the Lehman Brothers Municipal Bond Index(v) and the Lehman Brothers U.S. Aggregate Index(vi), returned 5.75% and 5.19%, respectively.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Special Shareholder Notices

Following the purchase of substantially all of Citigroup Inc.’s (“Citigroup”) asset management business in December 2005, Legg Mason, Inc. (“Legg Mason”) undertook an internal reorganization to consolidate the advisory services provided to the legacy Citigroup funds through a more limited number of advisers. As part of this reorganization, at a meeting held on June 20, 2006, the Fund’s Board approved a new management agreement with Legg Mason Partners Fund Advisor, LLC (“LMPFA”), under which LMPFA became investment manager for the Fund effective August 1, 2006.

Western Asset Management Company (“Western Asset”) became subadviser for the Fund, under a new sub-advisory agreement between LMPFA and Western Asset, effective August 1, 2006. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason.

The portfolio managers who are responsible for the day-to-day management of the Fund remained the same immediately prior to and immediately after the date of these changes. LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadviser the day-to-day portfolio management of the Fund. The management fee for the Fund remains unchanged.

Prior to October 9, 2006, the Fund was known as Municipal High Income Fund Inc.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry (not directly affecting closed-end investment companies, such as this Fund) have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various

II     Western Asset Municipal High Income Fund Inc.

government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the open-end funds’ response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations, or whether these may affect the Fund.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

December 13, 2006

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

(i)	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
(ii)	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
(iii)

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

(iv)	Source: The Wall Street Journal, 9/29/06.
(v)	The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year.
(vi)

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

     Western Asset Municipal High Income Fund Inc.     III

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Fund Overview

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the reporting period, the bond market faced a number of challenges, including six additional short-term interest rate hikes by the Federal Reserve Board (“Fed”)(i), inflationary pressures and a continued economic expansion. However, as the period progressed, oil prices fell sharply, a cooling housing market triggered slower economic growth and the Fed paused from raising rates during its meetings in August, September and October of 2006. All told, the municipal bond market generated positive returns during the one-year period ended October 31, 2006 and outperformed the overall taxable bond market. Over that period, the Lehman Brothers Municipal Bond Index(ii) returned 5.75%, while the Lehman Brothers U.S. Aggregate Index(iii) returned 5.19%.

Performance Review

For the 12 months ended October 31, 2006, the Western Asset Municipal High Income Fund Inc. returned 9.24%, based on its net asset value (“NAV”)(iv) and 16.66% based on its New York Stock Exchange (“NYSE”) market price per share. In comparison, the Fund’s unmanaged benchmark, the Lehman Brothers Municipal Bond Index, returned 5.75% and its Lipper High Yield Municipal Debt Closed-End Funds Category Average(v) increased 10.21% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

Certain investors may be subject to the Federal Alternative Minimum Tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

During the 12-month period, the Fund made distributions to shareholders totaling 0.408 per share. The performance table shows the Fund’s 12-month total return based on its NAV and market price as of October 31, 2006. Past performance is no guarantee of future results.

Performance Snapshot as of October 31, 2006 (unaudited)

12-Month
Price Per Share	Total Return
$8.22 (NAV)	9.24%
$7.84 (Market Price)	16.66%

All figures represent past performance and are not a guarantee of future results.

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, in additional shares.

Western Asset Municipal High Income Fund Inc. 2006 Annual Report	1

Q.           What were the most significant factors affecting Fund performance?

What were the leading contributors to performance?

A. During the period, lower rated municipal bonds outperformed their higher quality counterparts. As a result, the Fund’s exposure to high yield, lower quality securities enhanced results. In particular, our security selection in the healthcare sector was beneficial to performance. A number of the Fund’s holdings were pre-refunded during the period, also boosting returns. Finally, our defensive posture, which included the use of hedging, aided the Fund’s returns.

What were the leading detractors from performance?

A. Based on our analysis of the market, we chose not to overweight more speculative areas of the market, such as the airline and tobacco sectors. However, these riskier securities outperformed over the period and our underweight in them served to detract from performance.

Q.           Were there any significant changes to the Fund during the reporting period?

A. There were no significant changes during the reporting period. While the bond market rallied sharply toward the end of the reporting period, we did not believe it was prudent to adjust the portfolio to a more neutral position. Rather, we maintained a defensive posture and chose not to extend the portfolio’s duration(vi). Looking ahead, we will continue to closely monitor the market and economic environment and continue to look for pockets of opportunities in the municipal market.

Looking for Additional Information?

The Fund is traded under the symbol “MHF” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under symbol “XMHFX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.leggmason.com/InvestorServices.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

2	Western Asset Municipal High Income Fund Inc. 2006 Annual Report

Thank you for your investment in the Western Asset Municipal High Income Fund Inc. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

November 29, 2006

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the Fund’s current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2006 were: Hospitals (19.7%), Pre-Refunded (17.1%), Education (13.2%), Miscellaneous (12.0%) and Transportation (8.3%). The Fund’s portfolio composition is subject to change at any time.

RISKS: The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. High yield bonds involve greater credit and liquidity risks than investment grade bonds. Certain investors may be subject to the Federal Alternative Minimum Tax (“AMT”), and state and local taxes may apply. Capital gains, if any, are fully taxable.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

(i)

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

(ii)	The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year.
(iii)

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

(iv)

NAV is calculated by subtracting total liabilities and outstanding preferred stock from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price as determined by supply of and demand for the Fund’s shares.

(v)

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended October 31, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 15 funds in the Fund’s Lipper category.

(vi)	Duration is a common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.

Western Asset Municipal High Income Fund Inc. 2006 Annual Report	3

Take Advantage of the Fund’s Dividend Reinvestment Plan

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan (“Plan”), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. A more complete description of the Plan begins on page 37. Below is a short summary of how the Plan works.

Plan Summary

If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

The number of shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the shares is equal to or higher than 98% of the net asset value (“NAV”) per share on the date of valuation, you will be issued shares for the equivalent of either 98% of the most recently determined NAV per share or 95% of the market price, whichever is greater.

If 98% of the NAV per share at the time of valuation is greater than the market price of the common stock, the Fund will buy shares for your account in the open market or on the New York Stock Exchange.

If the Fund begins to purchase additional shares in the open market and the market price of the shares subsequently rises above 98% of the NAV before the purchases are completed, the Fund will attempt to cancel any remaining orders and issue the remaining dividend or distribution in shares at 98% of the Fund’s NAV per share. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

To find out more detailed information about the Plan and about how you can participate, please call American Stock Transfer & Trust Company at 1 (877) 366-6441.

4	Western Asset Municipal High Income Fund Inc. 2006 Annual Report

Fund at a Glance (unaudited)

Investment Breakdown

As a Percent of Total Investments

Western Asset Municipal High Income Fund Inc. 2006 Annual Report	5

Schedule of Investments (October 31, 2006)

WESTERN ASSET MUNICIPAL HIGH INCOME FUND INC.

Face Amount	Rating‡	Security	Value

MUNICIPAL BONDS — 97.2%
Alabama — 0.7%
$615,000	NR	Capstone Improvement District of Brookwood, AL, Series A, 7.700% due 8/15/23 (a)	$135,300
1,000,000	AAA	West Jefferson, AL, Amusement & Public Park Authority Revenue, Visionland Project, Call 12/1/06 @102, 8.000% due 12/1/26 (b)	1,023,340
		Total Alabama	1,158,640

Alaska — 1.7%
1,055,000	NR	Alaska Industrial Development & Export Authority Revenue, Williams Lynxs Alaska Cargoport, 8.125% due 5/1/31 (c)	1,138,187
1,650,000	AAA	Alaska State Housing Financial Corp., General Housing, Series B, MBIA-Insured, 5.250% due 12/1/30	1,782,281
		Total Alaska	2,920,468

Arizona — 2.7%
1,500,000	NR	Casa Grande, AZ, IDA, Hospital Revenue, Casa Grande Regional Medical Center, Series A, 7.625% due 12/1/29	1,673,340
1,760,000	Aaa(d)	Phoenix, AZ, IDA, MFH Revenue, Ventana Palms Apartments Project, Series B, 8.000% due 10/1/34	2,005,432
1,000,000	AAA	Yuma & La Paz Counties, Arizona Community College District, Arizona Western College, FSA-Insured, 5.000% due 7/1/24	1,062,749
		Total Arizona	4,741,521

Arkansas — 1.0%
		Arkansas State Development Financing Authority:
1,000,000	BBB	Hospital Revenue, Washington Regional Medical Center, Call 2/1/10 @ 100, 7.375% due 2/1/29 (b)	1,113,570
600,000	BB	Industrial Facilities Revenue, Potlatch Corp. Projects, Series A, 7.750% due 8/1/25 (c)	683,556
		Total Arkansas	1,797,126

California — 12.3%
1,500,000	NR	Barona, CA, Band of Mission Indians, GO, 8.250% due 12/1/20 (e)	1,562,445
2,000,000	A3(d)	California Health Facilities Financing Authority Revenue, Refunding, Cedars-Sinai Medical Center, 5.000% due 11/15/27	2,094,700
		California State Department of Water Resources & Power Supply Revenue, Series A:
5,000,000	AAA	MBIA-IBC-Insured, Call 5/1/12 @ 101, 5.375% due 5/1/21 (b)(f)	5,516,800
1,500,000	AAA	XLCA-Insured, Call 5/1/12 @ 101, 5.375% due 5/1/17 (b)	1,655,040
2,500,000	A+	California State, GO, Various Purpose, 5.000% due 9/1/35	2,638,925
1,500,000	NR	California Statewide CDA Revenue, East Valley Tourist Project, Series A, 9.250% due 10/1/20	1,683,180

See Notes to Financial Statements.

6	Western Asset Municipal High Income Fund Inc. 2006 Annual Report

Schedule of Investments (October 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

California — 12.3% (continued)
		Golden State Tobacco Securitization Corp., California Tobacco Settlement Revenue:
$2,000,000	BBB	Asset Backed, Series A-4, 7.800% due 6/1/42	$2,453,820
1,000,000	AAA	Enhanced Asset Backed, Series B, Call 6/1/13 @ 100, 5.625% due 6/1/38 (b)	1,117,630
600,000	BBB+	Redding, CA, Redevelopment Agency Tax Allocation, Shastec Redevelopment Project, 5.000% due 9/1/29	619,572
1,865,000	Ba2(d)	Vallejo, CA, COP, Touro University, 7.375% due 6/1/29	1,955,937
		Total California	21,298,049

Colorado — 3.4%
500,000	NR	Beacon Point Metropolitan District, GO, Series A, 6.250% due 12/1/35	532,740
		Colorado Educational & Cultural Facilities Authority Revenue:
		Charter School:
1,230,000	AAA	Bromley School Project, Refunding, XLCA-Insured, 5.125% due 9/15/25	1,326,666
805,000	AAA	Peak to Peak Project, Call 8/15/11 @100, 7.500% due 8/15/21 (b)	920,686
785,000	NR	Elbert County Charter, 7.375% due 3/1/35	848,632
1,000,000	AAA	Refunding, University of Denver Project, Series B, FGIC-Insured, 5.250% due 3/1/23	1,108,790
500,000	NR	High Plains, CO, Metropolitan District, Series A, GO, 6.250% due 12/1/35	536,460
500,000	NR	Southlands, CO, Metropolitan District Number 1, GO, 7.125% due 12/1/34	551,090
		Total Colorado	5,825,064

District of Columbia — 1.2%
1,895,000	AAA	District of Columbia COP, District Public Safety & Emergency, AMBAC-Insured, 5.500% due 1/1/20	2,069,132

Florida — 11.0%
985,000	NR	Beacon Lakes, FL, Community Development District, Special Assessment, Series A, 6.900% due 5/1/35	1,084,258
1,500,000	NR	Bonnet Creek Resort Community Development District, Special Assessment, 7.500% due 5/1/34	1,656,225
2,000,000	NR	Capital Projects Finance Authority of Florida, Student Housing Revenue, Capital Projects Loan Program, Florida University, Series A, Call 8/15/10 @ 103, 7.850% due 8/15/31 (b)	2,348,060
2,000,000	NR	Capital Projects Finance Authority, FL, Continuing Care Retirement Glenridge on Palmer Ranch, Series A, 8.000% due 6/1/32	2,248,300
950,000	NR	Century Parc Community Development District, Special Assessment, 7.000% due 11/1/31	1,013,660
1,000,000	A+	Highlands County, FL, Health Facilities Authority Revenue, Adventist Health Systems, Series D, Call 11/15/12 @ 100, 6.000% due 11/15/25 (b)	1,128,520
2,000,000	BB+	Martin County, FL, IDA Revenue, Indiantown Cogeneration Project, Series A, 7.875% due 12/15/25 (c)	2,009,560
1,000,000	NR	Orange County, FL, Health Facilities Authority Revenue, First Mortgage, GF, Orlando Inc. Project, 9.000% due 7/1/31	1,106,820
450,000	AAA	Palm Beach County, FL, Health Facilities Authority Revenue, John F. Kennedy Memorial Hospital Inc. Project, 9.500% due 8/1/13 (g)	542,952

See Notes to Financial Statements.

Western Asset Municipal High Income Fund Inc. 2006 Annual Report	7

Schedule of Investments (October 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

Florida — 11.0% (continued)
$2,000,000	NR	Reunion East Community Development District, Special Assessment, Series A, 7.375% due 5/1/33	$2,222,700
1,000,000	B-	Santa Rosa, FL, Bay Bridge Authority Revenue, 6.250% due 7/1/28	1,017,280
1,000,000	AAA	University of Central Florida, COP, Series A, FGIC-Insured, 5.000% due 10/1/25	1,062,740
1,450,000	NR	Waterlefe, FL, Community Development District, Golf Course Revenue, 8.125% due 10/1/25 (f)	1,475,592
		Total Florida	18,916,667

Georgia — 4.1%
		Atlanta, GA, Airport Revenue:
1,000,000	AAA	Series B, FGIC-Insured, 5.625% due 1/1/30 (c)	1,056,870
1,000,000	AAA	Series G, FSA-Insured, 5.000% due 1/1/26	1,057,570
2,500,000	NR	Atlanta, GA, Tax Allocation, Atlantic Station Project, 7.900% due 12/1/24 (f)	2,786,200
1,000,000	A-(h)	Gainesville & Hall County, GA, Development Authority Revenue, Senior Living Facilities, Lanier Village Estates, Series C, 7.250% due 11/15/29	1,092,530
1,005,000	NR	Walton County, GA, IDA Revenue, Walton Manufacturing Co. Project, 8.500% due 9/1/07	1,016,598
		Total Georgia	7,009,768

Illinois — 1.2%
2,000,000	AAA	Chicago, IL, GO, Neighborhoods Alive 21 Program, FGIC-Insured, Call 1/1/11 @ 100, 5.500% due 1/1/31 (b)	2,151,140

Indiana — 0.5%
		County of St Joseph, IN, EDR, Holy Cross Village Notre Dame Project, Series A:
285,000	NR	6.000% due 5/15/26	304,357
550,000	NR	6.000% due 5/15/38	582,681
		Total Indiana	887,038

Kansas — 0.7%
1,150,000	A-1(d)	Salina, KS, Hospital Revenue, Refunding & Improvement Salina Regional Health, 5.000% due 10/1/22	1,218,114

Louisiana — 0.6%
1,000,000	NR	Epps, LA, COP, 8.000% due 6/1/18	1,043,310

Maryland — 1.6%
1,500,000	AAA	Maryland State Economic Development Corp. Revenue, Chesapeake Bay, Series A, Call 12/1/09 @ 101, 7.730% due 12/1/27 (b)	1,692,810
1,000,000	NR	Maryland State Health & Higher EFA Revenue, Refunding, Edenwald, Series A, 5.400% due 1/1/31	1,039,610
		Total Maryland	2,732,420

See Notes to Financial Statements.

8	Western Asset Municipal High Income Fund Inc. 2006 Annual Report

Schedule of Investments (October 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

Massachusetts — 4.0%
$935,000	NR	Boston, MA, Industrial Development Financing Authority Revenue, Roundhouse Hospitality LLC Project, 7.875% due 3/1/25 (c)	$948,791
1,000,000	NR	Massachusetts State DFA Revenue, Briarwood, Series B, Call 12/1/10 @ 101, 8.250% due 12/1/30 (b)	1,180,160
1,000,000	BBB	Massachusetts State HEFA Revenue, Caritas Christi Obligation, Series B, 6.750% due 7/1/16	1,127,050
1,870,000	AAA	Massachusetts State IFA Revenue, Assisted Living Facilities, Marina Bay LLC Project, Call 12/1/07 @ 103, 7.500% due 12/1/27 (b)(c)	1,993,027
390,000	AAA	Massachusetts State Port Authority Revenue, 13.000% due 7/1/13 (g)	523,123
1,000,000	AAA	Massachusetts State, School Building Authority, Dedicated Sales Tax Revenue, Series A, FSA-Insured, 5.000% due 8/15/20	1,078,770
		Total Massachusetts	6,850,921

Michigan — 5.2%
2,130,000	NR	Allen Academy, COP, 7.500% due 6/1/23	2,147,189
		Cesar Chavez Academy, COP:
1,000,000	BBB-	7.250% due 2/1/33	1,062,470
1,000,000	BBB-	8.000% due 2/1/33	1,142,460
1,000,000	NR	Gaudior Academy, COP, 7.250% due 4/1/34	1,025,240
1,750,000	NR	Kalamazoo Advantage Academy, COP, 8.000% due 12/1/33	1,922,288
1,000,000	NR	Star International Academy, COP, 7.000% due 3/1/33	1,025,190
700,000	NR	William C. Abney Academy, COP, 6.750% due 7/1/19	701,022
		Total Michigan	9,025,859

Mississippi — 0.9%
1,480,000	Aaa(d)	Jackson, MS, Public School District, FSA-Insured, 5.000% due 10/1/20	1,585,864

Montana — 1.4%
2,490,000	NR	Montana State Board of Investment, Resource Recovery Revenue, Yellowstone Energy LP Project, 7.000% due 12/31/19 (c)	2,496,150

New Hampshire — 1.0%
1,600,000	A	New Hampshire HEFA Revenue, Covenant Health System, 5.500% due 7/1/34	1,707,952

New Jersey — 8.7%
1,500,000	AAA	Casino Reinvestment Development Authority Revenue, Series A, MBIA-Insured, 5.250% due 6/1/20	1,640,655
1,000,000	NR	New Jersey EDA, Retirement Community Revenue, SeaBrook Village Inc., Series A, 8.250% due 11/15/30	1,114,710
5,000,000	NR	New Jersey EDA Revenue, Refunding, Series B, 6.875% due 1/1/37 (f)	5,087,650
		New Jersey Health Care Facilities Financing Authority Revenue:
1,750,000	BBB	Holy Name Hospital, 5.000% due 7/1/36	1,804,005
3,000,000	BBB-	Trinitas Hospital Obligation Group, 7.500% due 7/1/30 (f)	3,320,550
1,750,000	BBB	Tobacco Settlement Financing Corp., 6.750% due 6/1/39	2,002,997
		Total New Jersey	14,970,567

See Notes to Financial Statements.

Western Asset Municipal High Income Fund Inc. 2006 Annual Report	9

Schedule of Investments (October 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

New Mexico — 1.4%
		Albuquerque, NM, Hospital Revenue, Southwest Community Health Services, Call 8/1/08 @100:
$180,000	AAA	10.000% due 8/1/12 (b)	$197,028
95,000	AAA	10.125% due 8/1/12 (b)	104,124
1,000,000	NR	Otero County, NM, Jail Project Revenue, 7.500% due 12/1/24	1,054,920
1,000,000	A+	Sandoval County, NM, Incentive Payment Revenue, Refunding, 5.000% due 6/1/20	1,064,500
		Total New Mexico	2,420,572

New York — 10.4%
700,000	NR	Brookhaven, NY, IDA Civic Facilities Revenue, Memorial Hospital Medical Center Inc., Series A, 8.250% due 11/15/30	758,121
500,000	Aaa(d)	Herkimer County, NY, IDA, Folts Adult Home, Series A, FHA-Insured, GNMA-Collateralized, 5.500% due 3/20/40	555,535
2,000,000	AAA	Metropolitan Transportation Authority of New York, Series A, AMBAC-Insured, 5.000% due 7/1/30	2,092,060
1,000,000	NR	Monroe County, NY, IDA, Civic Facilities Revenue, Woodland Village Project, Call 11/15/10 @ 102, 8.550% due 11/15/32 (b)	1,196,150
		New York City, NY, IDA, Civic Facilities Revenue:
1,315,000	NR	Community Residence for the Developmentally Disabled Project, 7.500% due 8/1/26	1,356,278
930,000	NR	Special Needs Facilities Pooled Program, Series A-1, Call 7/1/10 @ 102, 8.125% due 7/1/19 (b)	1,000,689
1,000,000	AAA	New York City, NY, Municipal Water Finance Authority, Water & Sewer System Revenue, Series C, MBIA-Insured, 5.000% due 6/15/27	1,066,980
		New York State Dormitory Authority Revenue:
2,090,000	AA+	Cornell University, Series A, 5.000% due 7/1/21	2,268,215
1,500,000	AAA	Mental Health Services Facilities Improvement, Series B, AMBAC-Insured, 5.000% due 2/15/35	1,580,985
1,450,000	AAA	Montefiore Hospital, FGIC/FHA-Insured, 5.000% due 8/1/29	1,534,187
2,500,000	BB	New York University Hospitals Center, Series A, 5.000% due 7/1/26	2,557,550
940,000	NR	Suffolk County, NY, IDA, Civic Facilities Revenue, Eastern Long Island Hospital Association, Series A, 7.750% due 1/1/22	1,000,893
1,000,000	BBB-	Suffolk County, NY, Industrial Development Agency, Continuing Care Retirement Revenue, Refunding, Jeffersons Ferry Project, 5.000% due 11/1/28	1,030,140
		Total New York	17,997,783

North Carolina — 0.6%
950,000	NR	North Carolina Medical Care Community, Health Care Facilities Revenue, First Mortgage, DePaul Community Facilities Project, 7.625% due 11/1/29	1,001,082

Ohio — 3.6%
1,500,000	BBB	Cuyahoga County, OH, Hospital Facilities Revenue, Canton Inc. Project, 7.500% due 1/1/30	1,682,925
1,500,000	A-	Miami County, OH, Hospital Facilities Revenue, Refunding And Improvement Upper Valley Medical Center, 5.250% due 5/15/21	1,605,615

See Notes to Financial Statements.

10	Western Asset Municipal High Income Fund Inc. 2006 Annual Report

Schedule of Investments (October 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

Ohio — 3.6% (continued)
$60,000	AAA	Montgomery County, OH, Health Systems Revenue, Unrefunded Balance, Series B-1, 8.100% due 7/1/18	$61,378
1,500,000	BBB-	Ohio State Air Quality Development Authority Revenue, Cleveland Pollution Control, Series A, 6.000% due 12/1/13	1,548,720
1,260,000	AA+	Riversouth Authority Ohio, Revenue, Riversouth Area Redevelopment, Series A, 5.000% due 12/1/25	1,342,240
		Total Ohio	6,240,878

Pennsylvania — 3.9%
2,200,000	NR	Allegheny County, PA, IDA, Airport Special Facilities Revenue, USAir, Inc. Project, Series B, 8.500% due 3/1/21 (a)(c)	220
1,000,000	NR	Cumberland County, PA, Municipal Authority Retirement Community Revenue, Wesley Affiliate Services Inc. Project, Series A, Call 1/1/13 @ 101, 7.250% due 1/1/35 (b)	1,201,890
1,000,000	BBB	Lebanon County, PA, Health Facilities Authority Revenue, Good Samaritan Hospital Project, 6.000% due 11/15/35	1,087,220
2,640,000	NR	Montgomery County, PA, Higher Education & Health Authority Revenue, Temple Continuing Care Center, 6.625% due 7/1/19 (a)	132,000
980,000	NR	Northumberland County, PA, IDA Facilities Revenue, NHS Youth Services Inc. Project, Series A, 7.500% due 2/15/29	1,043,416
1,000,000	NR	Philadelphia, PA, Authority for IDR, Host Marriot LP Project, Remarketed 10/31/95, 7.750% due 12/1/17	1,001,030
2,000,000	NR	Westmoreland County, PA, IDA Revenue, Health Care Facilities, Redstone Highlands Health, Series B, Call 11/15/10 @ 101, 8.125% due 11/15/30 (b)	2,339,420
		Total Pennsylvania	6,805,196

South Carolina — 0.3%
225,000	NR	Florence County, SC, IDR, Stone Container Corp., 7.375% due 2/1/07	226,251
300,000	NR	McCormick County, SC, COP, 9.750% due 7/1/09	301,041
		Total South Carolina	527,292

Tennessee — 2.1%
1,000,000	A+	Clarksville, TN, Natural Gas Acquisition Corp. Gas Revenue, 5.000% due 12/15/21	1,094,690
2,500,000	NR	Shelby County, TN, Health Educational & Housing Facilities Board Revenue, Trezevant Manor Project, Series A, 5.750% due 9/1/37	2,563,925
		Total Tennessee	3,658,615

Texas — 8.6%
560,000	NR	Bexar County, TX, Housing Financial Corp., MFH Revenue, Continental Lady Ester, Series A, 6.875% due 6/1/29	545,266
1,000,000	BBB	Garza County Public Facility Corp., 5.500% due 10/1/18	1,057,590
2,000,000	BBB-	Gulf Coast of Texas, IDA, Solid Waste Disposal Revenue, CITGO Petroleum Corp. Project, 7.500% due 10/1/12 (c)(i)(j)	2,257,280

See Notes to Financial Statements.

Western Asset Municipal High Income Fund Inc. 2006 Annual Report	11

Schedule of Investments (October 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

Texas — 8.6% (continued)
$2,750,000	B-	Houston, TX, Airport Systems Revenue, Special Facilities, Continental Airlines Inc. Project, Series C, 6.125% due 7/15/27 (c)(f)	$2,767,573
1,000,000	AAA	Laredo, TX, ISD Public Facility Corp. Lease Revenue, Series A, AMBAC-Insured, 5.000% due 8/1/29	1,037,510
1,000,000	NR	Midlothian, TX, Development Authority, Tax Increment Contract Revenue, 6.200% due 11/15/29	1,022,230
1,000,000	AAA	North Texas Tollway Authority, Dallas North Tollway Systems Revenue, Series A, FSA-Insured, 5.000% due 1/1/35	1,052,620
1,000,000	BBB-	Port Corpus Christi, TX, Industrial Development Corp., CITGO Petroleum Corp. Project, 8.250% due 11/1/31 (c)	1,036,290
1,865,000	NR	West Texas Detention Facility Corp. Revenue, 8.000% due 2/1/25	1,936,989
		Willacy County, TX, PFC Project Revenue:
1,000,000	NR	County Jail, 7.500% due 11/1/25	1,028,670
1,000,000	NR	Series A-1, 8.250% due 12/1/23	1,047,810
		Total Texas	14,789,828

Virginia — 1.6%
455,000	NR	Alexandria, VA, Redevelopment & Housing Authority, MFH Revenue, Parkwood Court Apartments Project, Series C, 8.125% due 4/1/30	479,361
1,000,000	NR	Broad Street CDA Revenue, 7.500% due 6/1/33	1,104,380
1,000,000	BBB	Fairfax County, VA, EDA Revenue, Retirement Community, Greenspring Village, Inc., Series A, Call 10/1/09 @ 102, 7.500% due 10/1/29 (b)	1,124,260
		Total Virginia	2,708,001

Wisconsin — 0.8%
		Wisconsin State HEFA Revenue:
1,000,000	BBB+	Aurora Health Care, 6.400% due 4/15/33	1,121,350
1,745,000	NR	Benchmark Healthcare of Green Bay, Inc. Project, Series A, 7.750% due 5/1/27 (a)	226,850
		Total Wisconsin	1,348,200
		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $164,101,534)	167,903,217

SHORT-TERM INVESTMENTS (k) — 1.0%
Illinois — 0.3%
400,000	A-1+	Illinois Finance Authority Revenue, Northwestern Memorial Hospital, Series B-2, SPA-UBS AG, 3.580%, 11/1/06	400,000

Massachusetts — 0.2%
350,000	A-1+	Massachusetts State HEFA, Partners Healthcare Systems, Series D-6, 3.620%, 11/1/06	350,000

New York — 0.1%
200,000	A-1+	New York City, NY, GO, Subordinated Series H-4, LOC-Bank of New York, 3.550%, 11/1/06	200,000

See Notes to Financial Statements.

12	Western Asset Municipal High Income Fund Inc. 2006 Annual Report

Schedule of Investments (October 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

Texas — 0.4%
		Harris County, TX, Health Facilities Development Corp. Revenue:
$300,000	A-1+	Refunding, Methodist Hospital Systems, Series A, 3.650%, 11/1/06	$300,000
400,000	A-1+	Texas Medical Center Project, Series B, FSA-Insured, SPA-JPMorgan Chase, 3.650%, 11/1/06	400,000
		Total Texas	700,000
		TOTAL SHORT-TERM INVESTMENTS (Cost — $1,650,000)	1,650,000

		TOTAL INVESTMENTS — 98.2% Cost — $165,751,534#)	169,553,217
		Other Assets in Excess of Liabilities — 1.8%	3,093,854
		TOTAL NET ASSETS — 100.0%	$172,647,071

‡                  All ratings are by Standard & Poor’s Ratings Service, unless otherwise noted. All ratings are unaudited.

(a)          Security is currently in default.

(b)         Pre-Refunded bonds are escrowed with government obligations and/or government agency securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.

(c)          Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(d)         Rating by Moody’s Investors Service. All ratings are unaudited.

(e)          All or a portion of this security is held at the broker as collateral for open futures contracts.

(f)            All or a portion of this security is segregated for open futures contracts.

(g)         Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.

(h)         Rating by Fitch Ratings Service. All ratings are unaudited.

(i)             Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2006.

(j)             Maturity date shown represents the mandatory tender date.

(k)          Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer on no more than 7 days notice. Date shown is the date of the next interest rate change.

#                 Aggregate cost for federal income tax purposes is $165,685,056.

Please see pages 15 and 16 for definitions of ratings.

Abbreviations used in this schedule:
AMBAC	– Ambac Assurance Corporation
CDA	– Community Development Authority
COP	– Certificate of Participation
DFA	– Development Finance Agency
EDA	– Economic Development Authority
EDR	– Economic Development Revenue
EFA	– Educational Facilities Authority
FGIC	– Financial Guaranty Insurance Company
FHA	– Federal Housing Administration
FSA	– Financial Security Assurance
GNMA	– Government National Mortgage Association
GF	– General Facilities
GO	– General Obligation
HEFA	– Health & Educational Facilities Authority
IBC	– Insured Bond Certificates
IDA	– Industrial Development Authority
IDR	– Industrial Development Revenue
IFA	– Industrial Finance Agency
ISD	– Independent School District
LOC	– Letter of Credit
MBIA	– Municipal Bond Investors Assurance Corporation
MFH	– Multi–Family Housing
PFC	– Public Facilities Corporation
SPA	– Standby Bond Purchase Agreement
XLCA	– XL Capital Assurance Inc.

See Notes to Financial Statements.

Western Asset Municipal High Income Fund Inc. 2006 Annual Report	13

Schedule of Investments (October 31, 2006) (continued)

Summary of Investments by Industry*

Hospitals	19.7%
Pre-Refunded	17.1
Education	13.2
Transportation	8.3
Industrial Development	4.8
Life Care Systems	4.0
Public Facilities	3.8
General Obligation	3.5
Housing: Multi-Family	2.8
Cogeneration Facilities	2.7
Pollution Control	2.6
Tobacco	2.6
Tax Allocation	1.0
Utilities	0.7
Water & Sewer	0.6
Escrowed to Maturity	0.6
Miscellaneous	12.0
100.0%

*  As a percentage of total investments. Please note that Fund holdings are as of October 31, 2006 and are subject to change.

See Notes to Financial Statements.

14	Western Asset Municipal High Income Fund Inc. 2006 Annual Report

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	— Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A

— Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB

— Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B,
CCC,
CC and C

— Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	— Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa

— Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

— Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A

— Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

— Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

— Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

— Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Western Asset Municipal High Income Fund Inc. 2006 Annual Report	15

Bond Ratings (unaudited) (continued)

Caa	— Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.
Ca	— Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C	— Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Ratings Service (“Fitch”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	— Bonds rated “AAA” have the highest rating assigned by Fitch. Capacity to pay interest and repay principal is extremely strong.
AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A

— Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB

— Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B,
CCC
and CC

— Bonds rated “BB”, “B”, “CCC” and “CC” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

NR	— Indicates that the bond is not rated by Standard & Poor’s, Moody’s or Fitch.

Short-Term Security Ratings (unaudited)

SP-1

— Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1

— Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1	— Moody’s highest rating for issues having a demand feature.
MIG1	— Moody’s highest rating for short-term municipal obligations.
P-1	— Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.
F-1

— Fitch’s highest rating indicating the strongest capacity for timely payment of financial commitments; those issues determined to possess overwhelmingly strong credit features are denoted with a plus (+) sign.

16	Western Asset Municipal High Income Fund Inc. 2006 Annual Report

Statement of Assets and Liabilities (October 31, 2006)

ASSETS:
Investments, at value (Cost — $165,751,534)	$169,553,217
Cash	17,748
Interest receivable	3,410,754
Receivable for securities sold	15,000
Prepaid expenses	7,165
Total Assets	173,003,884
LIABILITIES:
Payable to broker — variation margin on open futures contracts	138,750
Investment management fee payable	80,393
Accrued expenses	137,670
Total Liabilities	356,813
Total Net Assets	$172,647,071

NET ASSETS:
Par value ($0.01 par value; 21,002,201 shares issued and outstanding; 500,000,000 shares authorized)	$210,022
Paid-in capital in excess of par value	192,320,568
Undistributed net investment income	409,266
Accumulated net realized loss on investments and futures contracts	(23,859,773)
Net unrealized appreciation on investments and futures contracts	3,566,988
Total Net Assets	$172,647,071

Shares Outstanding	21,002,201
Net Asset Value	$8.22

See Notes to Financial Statements.

Western Asset Municipal High Income Fund Inc. 2006 Annual Report	17

Statement of Operations (For the year ended October 31, 2006)

INVESTMENT INCOME:
Interest	$10,263,337
EXPENSES:
Investment management fee (Note 2)	910,681
Legal fees	144,732
Directors’ fees	83,313
Transfer agent fees	51,639
Shareholder reports	47,001
Audit and tax	41,524
Administration fees (Note 2)	20,596
Stock exchange listing fees	20,504
Custody fees	7,048
Insurance	3,237
Miscellaneous expenses	12,493
Total Expenses	1,342,768
Less: Fee waivers and/or expense reimbursements (Note 2)	(3,721)
Net Expenses	1,339,047
Net Investment Income	8,924,290
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	(1,416,897)
Futures contracts	3,737,833
Net Realized Gain	2,320,936
Change in Net Unrealized Appreciation/Depreciation From:
Investments	5,318,614
Futures contracts	(2,264,148)
Change in Net Unrealized Appreciation/Depreciation	3,054,466
Net Gain on Investments and Futures Contracts	5,375,402
Increase in Net Assets From Operations	$14,299,692

See Notes to Financial Statements.

18	Western Asset Municipal High Income Fund Inc. 2006 Annual Report

Statements of Changes in Net Assets (For the years ended October 31,)

	2006	2005
OPERATIONS:
Net investment income	$8,924,290	$9,546,359
Net realized gain (loss)	2,320,936	(9,630,924)
Change in net unrealized appreciation/depreciation	3,054,466	11,740,767
Increase from payment by affiliate (Note 2)	—	80,000
Increase in Net Assets From Operations	14,299,692	11,736,202
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(8,568,898)	(9,429,988)
Decrease in Net Assets From Distributions to Shareholders	(8,568,898)	(9,429,988)
Increase in Net Assets	5,730,794	2,306,214

NET ASSETS:
Beginning of year	166,916,277	164,610,063
End of year *	$172,647,071	$166,916,277

* Includes undistributed net investment income of:	$409,266	$67,437

See Notes to Financial Statements.

Western Asset Municipal High Income Fund Inc. 2006 Annual Report	19

Financial Highlights

For a share of capital stock outstanding throughout each year ended October 31:

	2006	2005		2004	2003	2002
Net Asset Value, Beginning of Year	$7.95	$7.84		$7.92	$8.16	$8.67
Income (Loss) From Operations:
Net investment income	0.42	0.45		0.51	0.57	0.58
Net realized and unrealized gain (loss)	0.26	0.11		(0.05)	(0.25)	(0.52)
Total Income From Operations	0.68	0.56		0.46	0.32	0.06
Less Distributions From:
Net investment income	(0.41)	(0.45)		(0.53)	(0.56)	(0.57)
In excess of net investment income	—	—		(0.01)	—	—
Total Distributions	(0.41)	(0.45)		(0.54)	(0.56)	(0.57)
Net Asset Value, End of Year	$8.22	$7.95		$7.84	$7.92	$8.16
Market Price, End of Year	$7.84	$7.10		$7.39	$7.65	$7.68
Total Return, Based on NAV(1)(2)	9.24%	7.82	%(3)	6.32%	4.42%	0.91%
Total Return, Based on Market Price(2)	16.66%	2.16%		3.76%	7.17%	(4.70)%
Net Assets, End of Year (millions)	$173	$167		$165	$166	$171
Ratios to Average Net Assets:
Gross expenses	0.79%	0.85%		0.80%	0.80%	0.80%
Net expenses	0.79 (4)	0.85		0.80	0.80	0.80
Net investment income	5.27	5.74		6.47	7.13	6.84
Portfolio Turnover Rate	18%	39%		33%	28%	33%

(1)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results.
(2)	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.
(3)	The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.
(4)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

20	Western Asset Municipal High Income Fund Inc. 2006 Annual Report

Notes to Financial Statements

1.  Organization and Significant Accounting Policies

Western Asset Municipal High Income Fund Inc. (formerly known as Municipal High Income Fund Inc.) (the “Fund”) was incorporated in Maryland and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various other relationships between securities. Securities for which market quotations are not readily available or are determined not to reflect fair value, will be valued in good faith by or under the direction of the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates value.

(b) Financial Futures Contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(c) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

Western Asset Municipal High Income Fund Inc. 2006 Annual Report	21

Notes to Financial Statements (continued)

(d) Credit and Market Risk. The Fund invests in high yield instruments that are subject to certain credit and market risks. The yields of high yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(e) Distributions to Shareholders. Distributions from net investment income for the Funds, if any, are declared and paid on a monthly basis. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(g) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassification has been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$ (13,563)	$ 13,563

(a)	Reclassifications are primarily due to differences between book and tax accretion methods for market discount on fixed income securities.

2.  Investment Management Agreement and Other Transactions with Affiliates

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s then investment manager, Smith Barney Fund Management LLC (“SBFM”), previously an indirect wholly-owned subsidiary of Citigroup, became a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s then existing investment management and administrative contracts to terminate. The Fund’s shareholders approved a new investment management contract between the Fund and SBFM, which became effective on December 1, 2005.

Prior to October 1, 2005, the Fund paid SBFM an investment management fee calculated daily and paid monthly at an annual rate of 0.40% of the Fund’s average daily net assets and an administration fee calculated at an annual rate of 0.20% of the Fund’s average daily net assets.

22	Western Asset Municipal High Income Fund Inc. 2006 Annual Report

Notes to Financial Statements (continued)

Effective October 1, 2005, the administration fee payable by the Fund was changed to an annual rate of 0.15% of the Fund’s average daily net assets.

Under a new investment management agreement, effective December 1, 2005, the Fund paid an investment management fee calculated daily and paid monthly at an annual rate of 0.55% of the Fund’s average daily net assets.

Effective December 1, 2005, as a result of the termination of the administrative contract, the administration fee was no longer applicable.

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and Western Asset Management Company (“Western Asset”) became the Fund’s subadviser. The portfolio managers who are responsible for the day-to-day management of the Fund remain the same immediately prior to and immediately after the date of these changes. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadviser the day-to-day portfolio management of the Fund. The Fund’s investment management fee remains unchanged. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

During the year ended October 31, 2006, the Fund was reimbursed for expenses amounting to $3,721.

During the year ended October 31, 2005, SBFM reimbursed the Fund in the amount of $80,000 for losses incurred resulting from an investment transaction error.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3.  Investments

During the year ended October 31, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$ 34,925,776
Sales	28,262,969

At October 31, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$ 10,386,762
Gross unrealized depreciation	(6,518,601)
Net unrealized appreciation	$ 3,868,161

At October 31, 2006, the Fund had the following open futures contracts:

Contracts to Sell:	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss
U.S. Treasury Bond	185	12/06	$ 20,606,711	$ 20,841,406	$ (234,695)

Western Asset Municipal High Income Fund Inc. 2006 Annual Report	23

Notes to Financial Statements (continued)

4.  Income Tax Information and Distributions to Shareholders

Subsequent to the fiscal year end, the Fund made the following distributions:

Record Date	Payable Date	Per Share
11/17/06	11/24/06	$0.0340

The tax character of distributions paid during the fiscal years ended October 31, was as follows:

	2006	2005
Distributions paid from: Tax-Exempt Income	$ 8,568,898	$ 9,297,683
Ordinary Income	—	132,305
Total Taxable Distributions	—	$ 132,305
Total Distributions Paid	$ 8,568,898	$ 9,429,988

As of October 31, 2006, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income — net	$ 409,266
Total undistributed earnings	409,266

Capital loss carryforward*	(24,160,946)
Other book/tax temporary differences(a)	234,695
Unrealized appreciation/(depreciation)(b)	3,633,466
Total accumulated earnings/(losses) — net	$ (19,883,519)

*

During the taxable year ended October 31, 2006, the Fund utilized $60,573 of its capital loss carryover available from prior years. As of October 31, 2006, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
10/31/2007	$(725,889)
10/31/2008	(747,959)
10/31/2009	(733,106)
10/31/2010	(601,572)
10/31/2011	(5,066,581)
10/31/2012	(10,608,178)
10/31/2013	(5,677,661)
$(24,160,946)

These amounts will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized losses on certain future contracts.
(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the difference between book & tax accretion methods for market discount on fixed income securities.

24	Western Asset Municipal High Income Fund Inc. 2006 Annual Report

Notes to Financial Statements (continued)

5.  Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM, the Fund’s prior investment manager, and Citigroup Global Markets Inc. (“CGM”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.

The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order.

On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the Affected Funds.

Western Asset Municipal High Income Fund Inc. 2006 Annual Report	25

Notes to Financial Statements (continued)

The order required SBFM to recommend a new transfer agent contract to the Affected Funds boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Board selected a new transfer agent for the Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the Fund’s manager does not believe that this matter will have a material adverse effect on the Affected Funds.

This Fund is not among the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore will not receive any portion of the distributions.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

6.  Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and Salomon Brothers Asset Management Inc. (“SBAM”) that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Sections 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection undertaken by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, the Fund’s manager believes that this matter is not likely to have a material adverse effect on the Fund.

7.  Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management

26	Western Asset Municipal High Income Fund Inc. 2006 Annual Report

Notes to Financial Statements (continued)

must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund will be November 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund has determined that adopting FIN 48 will not have a material impact on the Fund’s financial statements.

* * *

On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

Western Asset Municipal High Income Fund Inc. 2006 Annual Report	27

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Western Asset Municipal High Income Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Municipal High Income Fund Inc. (formerly Municipal High Income Fund Inc.), as of October 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Municipal High Income Fund Inc., as of October 31, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 27, 2006

28	Western Asset Municipal High Income Fund Inc. 2006 Annual Report

Financial Data (unaudited)

Record Date	Payable Date	NYSE Closing Price*	Net Asset Value*	Dividend Paid	Dividend Reinvestment Price

Fiscal Year 2005
11/22/04	11/26/04	$ 7.30	$ 7.83	$ 0.0420	$ 7.43
12/28/04	12/31/04	7.02	7.88	0.0400	7.17
1/25/06	1/28/05	7.24	7.91	0.0400	7.39
2/22/05	2/25/05	7.24	7.95	0.0400	7.34
3/21/05	3/24/05	7.17	7.95	0.0390	7.16
4/26/05	4/29/05	7.30	7.93	0.0390	7.38
5/24/05	5/27/05	7.34	7.92	0.0390	7.40
6/21/05	6/24/05	7.15	7.89	0.0340	7.24
7/26/05	7/29/05	7.26	7.92	0.0340	7.31
8/23/05	8/26/05	7.25	7.93	0.0340	7.30
9/27/05	9/30/05	7.18	7.93	0.0340	7.30
10/23/05	10/28/05	7.06	7.95	0.0340	7.10

Fiscal Year 2006
11/21/05	11/25/05	6.96	7.94	0.0340	7.03
12/27/05	12/30/05	7.13	7.98	0.0340	7.16
1/24/06	1/27/06	7.30	8.01	0.0340	7.37
2/21/06	2/24/06	7.32	8.00	0.0340	7.39
3/28/06	3/31/06	7.34	8.02	0.0340	7.38
4/25/06	4/28/06	7.23	8.04	0.0340	7.35
5/23/06	5/26/06	7.30	8.06	0.0340	7.31
6/27/06	6/30/06	7.31	8.03	0.0340	7.29
7/21/06	7/28/06	7.40	8.06	0.0340	7.52
8/18/06	8/25/06	7.45	8.13	0.0340	7.53
9/22/06	9/29/06	7.73	8.20	0.0340	7.87
10/20/06	10/27/06	7.70	8.18	0.0340	7.79

*As of record date

Western Asset Municipal High Income Fund Inc. 2006 Annual Report	29

Board Approval of Management and Subadvisory Agreements (unaudited)

At a meeting held in person on June 20, 2006, the Fund’s Board, including a majority of the Board Members who are not “interested persons” of the Fund or Legg Mason Partners Fund Advisor, LLC (the “Manager”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), approved a new management agreement (the “New Management Agreement”) between the Fund and the Manager. The Fund’s Board, including a majority of the Independent Board Members, also approved a new subadvisory agreement between the Manager and Western Asset Management Company (the “Subadviser”) (the “New Subadvisory Agreement”). The New Management Agreement and the New Subadvisory Agreement replaced the Fund’s prior management agreement with Smith Barney Fund Management LLC and were entered into in connection with an internal reorganization of the Manager’s, the prior manager’s and the Subadviser’s parent organization, Legg Mason. In approving the New Management Agreement and New Subadvisory Agreement, the Board, including the Independent Board Members, considered the factors discussed below, among other things.

The Board noted that the Manager will provide administrative and certain oversight services to the Fund, and that the Manager will delegate to the Subadviser the day-to-day portfolio management of the Fund. The Board Members reviewed the qualifications, backgrounds and responsibilities of the senior personnel that will provide oversight and general management services and the portfolio management team that would be primarily responsible for the day-to-day management of the Fund. The Board Members noted that the portfolio management team was expected to be the same as then managing the Fund.

The Board Members received and considered information regarding the nature, extent and quality of services expected to be provided to the Fund by the Manager under the New Management Agreement and by the Subadviser under the New Subadvisory Agreement. The Board Members’ evaluation of the services expected to be provided by the Manager and the Subadviser took into account the Board Members’ knowledge and familiarity gained as Fund Board Members, including as to the scope and quality of Legg Mason’s investment management and other capabilities and the quality of its administrative and other services. The Board Members considered, among other things, information and assurances provided by Legg Mason as to the operations, facilities and organization of the Manager and the Subadviser and the qualifications, backgrounds and responsibilities of their senior personnel. The Board Members further considered the financial resources available to the Manager, the Subadviser and Legg Mason. The Board Members concluded that, overall, the nature, extent and quality of services expected to be provided under the New Management Agreement and the New Subadvisory Agreement were acceptable.

The Board Members also received and considered performance information for the Fund, as well as comparative information with respect to a peer group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board Members were provided with a description of the methodology Lipper used to determine the similarity of the Fund to the funds included in the Performance Universe. The Board Members noted that they had received and

30	Western Asset Municipal High Income Fund Inc.

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

discussed with management, at periodic intervals, information comparing the Fund’s performance against, among other things, its benchmark. Based on the Board Members’ review, which included careful consideration of the factors noted above, the Board Members concluded that the performance of the Fund, under the circumstances, supported approval of the New Management Agreement and New Subadvisory Agreement.

The Board Members reviewed and considered the management fee that would be payable by the Fund to the Manager in light of the nature, extent and quality of the management services expected to be provided by the Manager, including the fee waiver and/or expense reimbursement arrangements currently in place. Additionally, the Board Members received and considered information comparing the Fund’s management fee and overall expenses with those of comparable funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board Members also reviewed and considered the subadvisory fee that would be payable by the Manager to the Subadviser in light of the nature, extent and quality of the management services expected to be provided by the Subadviser. The Board Members noted that the Manager, and not the Fund, will pay the subadvisory fee to the Subadviser. The Board Members determined that the Fund’s management fee and the Fund’s subadvisory fee were reasonable in light of the nature, extent and quality of the services expected to be provided to the Fund under the New Management Agreement and the New Subadvisory Agreement.

The Board Members received and considered a pro-forma profitability analysis of Legg Mason and its affiliates in providing services to the Fund, including information with respect to the allocation methodologies used in preparing the profitability data. The Board Members recognized that Legg Mason may realize economies of scale based on its internal reorganization and synergies of operations. The Board Members noted that it was not possible to predict with a high degree of confidence how Legg Mason’s and its affiliates’ profitability would be affected by its internal reorganization and by other factors including potential economies of scale, but that based on their review of the pro forma profitability analysis, their most recent prior review of the profitability of the predecessor manager and its affiliates from their relationship with the Fund and other factors considered, they determined that the management fee was reasonable. The Board Members noted that they expect to receive profitability information on an annual basis.

In their deliberations, the Board Members also considered, and placed significant importance on, information that had been received and conclusions that had been reached by the Board in connection with the Board’s most recent approval of the Fund’s prior management agreement, in addition to information provided in connection with the Board’s evaluation of the terms and conditions of the New Management Agreement and the New Subadvisory Agreement.

The Board Members considered Legg Mason’s advice and the advice of its counsel that the New Management Agreement and the New Subadvisory Agreement were being entered into in connection with an internal reorganization within Legg Mason that did not involve an actual change of control or management. The Board Members further noted that the terms and conditions of the New Management Agreement are substantially

Western Asset Municipal High Income Fund Inc.	31

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

identical to those of the Fund’s previous management agreement except for the identity of the Manager, and that the initial term of the New Management Agreement (after which it will continue in effect only if such continuance is specifically approved at least annually by the Board, including a majority of the Independent Board Members) was the same as that under the prior management agreement.

In light of all of the foregoing, the Board, including the Independent Board Members, approved the New Management Agreement and the New Subadvisory Agreement. No single factor reviewed by the Board Members was identified as the principal factor in determining whether to approve the New Management Agreement and the New Subadvisory Agreement. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Independent Board Members also discussed the proposed approval of the New Management Agreement and the New Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present.

32	Western Asset Municipal High Income Fund Inc.

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Municipal High Income Fund Inc. (formerly known as Municipal High Income Fund Inc.) (the “Fund”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Non-Interested Directors:
Dwight B. Crane Harvard Business School Soldiers Field Road Morgan Hall #375 Boston, MA 02163 Birth Year: 1937	Director	Since 1998	Professor, Harvard Business School	42	None

Paolo M. Cucchi Drew University 108 Brothers College Madison, NJ 07940 Birth Year: 1941	Director	Since 2001	Vice President and Dean of College of Liberal Arts at Drew University	7	None

Robert A. Frankel 1961 Deergrass Way Carlsbad, CA 92009 Birth Year: 1927	Director	Since 1998	Managing Partner of Robert A. Frankel Management Consultants	18	None

Paul Hardin 12083 Morehead Chapel Hill, NC 27514 Birth Year: 1931	Director	Since 2001	Chancellor Emeritus and Professor of Law at the University of North Carolina at Chapel Hill	33	None

William R. Hutchinson 535 N. Michigan Chicago, IL 60611 Birth Year: 1942	Director	Since 1998	President of WR Hutchinson & Associates, Inc.; Formerly Group Vice President of Mergers & Acquisitions at BP Amoco	40	Director of Associated Bank and Associated Banc-Corp

George M. Pavia 600 Madison Avenue New York, NY 10022 Birth Year: 1928	Director	Since 2001	Senior Partner of Pavia & Harcourt Attorneys	7	None

       Western Asset Municipal High Income Fund Inc.       33

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Interested Directors:
R. Jay Gerken, CFA** Legg Mason & Co., LLC (“Legg Mason”) 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Legg Mason; President and Chief Executive Officer of Legg Mason Partners Fund Advisors LLC (“LMPFA” (Since 2006; President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM” and Citi Fund Management Inc. (“CFM”; President and Chief Executive Officer of certain mutual funds associated with Legg Mason; Formerly, Chairman of SBFM and CFM (from 2002 to 2006; Formerly, Chairman, President and Chief Executive Officer of Travelers Investment Advisers, Inc. (from 2002 to 2005)	162	Trustee, Consulting Group Capital Markets Funds
Officers:
Kaprel Ozsolak Legg Mason 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004

Director of Legg Mason, Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly, Controller of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2002 to 2004)

				N/A	N/A

34       Western Asset Municipal High Income Fund Inc.

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Ted P. Becker Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006

Director of Global Compliance at Legg Mason (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); Managing Director of Compliance at Legg Mason or its predecessor (2002-2005); Prior to 2002, Managing Director-Internal Audit & Risk Review at Citigroup, Inc.

				N/A	N/A

Steven Frank Legg Mason 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1967	Controller	Since 2005

Vice President of Legg Mason or its predecessor (since 2002); Controller of certain mutual funds associated with Legg Mason & Co. (since 2005); formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2001 to 2005); Accounting Manager of certain predecessor firms of Legg Mason (from 1996 to 2001)

				N/A	N/A

Robert I. Frenkel Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003

Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason (since 2003); Formerly Secretary of CFM (from 2001 to 2004)

				N/A	N/A

*	Directors are elected for a term of three years.
**	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

       Western Asset Municipal High Income Fund Inc.       35

Annual Chief Executive Officer and Chief Financial Officer Certifications (unaudited)

The Fund’s CEO has submitted to the NYSE the required annual certification and, the Fund also has included the Certifications of the Fund’s CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC, for the period of this report.

36       Western Asset Municipal High Income Fund Inc.

Dividend Reinvestment Plan (unaudited)

The Fund’s policy, which may be changed by the Fund’s Board of Directors, is generally to make monthly distributions of substantially all its net investment income (i.e., income other than net realized capital gains) to the holders of the Fund’s capital shares. From time to time, when the Fund makes a substantial capital gains distribution, it may do so in lieu of paying its regular monthly dividend. Net income of the Fund consists of all income accrued on portfolio assets less all expenses of the Fund. Expenses of the Fund are accrued each day. Net realized capital gains, if any, will be distributed to shareholders at least once a year.

Under the Fund’s Dividend Reinvestment Plan (“Plan”), a shareholder whose capital shares are registered in his or her own name will have all distributions reinvested automatically by American Stock Transfer & Trust Company (“AST”), as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional capital shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own capital shares registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of AST, as dividend-paying agent.

The number of capital shares distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price of the capital shares is equal to or exceeds 98% of net asset value (“NAV”) per share on the determination date (generally, the record date for the distribution), participants will be issued capital shares valued at the greater of (1) 98% of the NAV or (2) 95% of the market price. To the extent that the Fund issues shares to participants in the Plan at a discount to NAV, the interests of remaining shareholders (i.e., those who do not participate in the Plan) in the Fund’s net assets will be proportionately diluted.

If 98% of the NAV per share of the capital shares at the time of valuation (which is the close of business on the determination date) exceeds the market price of capital shares, AST will buy capital shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. If, following the commencement of the purchases and before AST has completed its purchases, the market price exceeds 98% of what the NAV per share of the capital shares was at the valuation time, AST will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution by issuing shares at a price equal to the greater of (1) 98% of the NAV per share as of the valuation time, or (2) 95% of the then current market price. In this case, the number of shares of capital shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent AST is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share price paid by AST may exceed 98% of the NAV per share of the capital shares. AST will begin to purchase capital shares on the open market as soon as practicable after the payment date of the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after that date, except when necessary to comply with applicable provisions of the Federal securities laws.

       Western Asset Municipal High Income Fund Inc.       37

Dividend Reinvestment Plan (unaudited) (continued)

AST maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Capital shares in the account of each Plan participant will be held by AST in uncertificated form in the name of the Plan participant.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. AST’s fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges shall apply with respect to its capital shares issued directly by the Fund under the Plan. Each Plan participant will, however, bear a pro-rata share of brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by AST or the Fund on at least 30 days’ written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038 or by telephone at 1 (877) 366-6441.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices its capital shares in the open market. For the six months ended April 30, 2006, the Fund has not repurchased any shares.

38       Western Asset Municipal High Income Fund Inc.

Important Tax Information (unaudited)

All of the net investment income distributions paid monthly by the Fund during the taxable year ended October 31, 2006 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.

       Western Asset Municipal High Income Fund Inc.       39

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Western Asset Municipal High Income Fund Inc.

DIRECTORS	INVESTMENT MANAGER
Dwight B. Crane	Legg Mason Partners Fund Advisor, LLC
Paolo M. Cucchi
Robert A. Frankel
R. Jay Gerken, CFA Chairman	SUBADVISER
Paul Hardin	Western Asset Management Company
William R. Hutchinson
George M. Pavia

CUSTODIAN
OFFICERS	State Street Bank and Trust Company
R. Jay Gerken, CFA President and Chief Executive Officer
TRANSFER AGENT
Kaprel Ozsolak Chief Financial Officer and Treasurer	American Stock Transfer & Trust Company 59 Maiden Lane
New York, New York 10038
Ted P. Becker Chief Compliance Officer

Steven Frank Controller	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Robert I. Frenkel Secretary and Chief Legal Officer	KPMG LLP 345 Park Avenue New York, New York 10154

This report is transmitted to the shareholders of the Western Asset Municipal High Income Fund Inc. This is not a Prospectus, circular or representation intended for use in the purchase of shares of the Fund or of any securities mentioned in this report.

WESTERN ASSET MUNICIPAL HIGH INCOME FUND INC. WESTERN ASSET MUNICIPAL HIGH INCOME FUND INC. 125 Broad Street
10th Floor, MF-2
www.leggmason.com/InvestorServices	New York, New York 10004

©2006 Legg Mason Investor Services, LLC Member NASD, SIPC American Stock Transfer & Trust Company 59 Maiden Lane

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

New York, New York 10038

FD01049 12/06 SR06-215

Information on how the Fund voted proxies relating to portfolio securities during the most-recent 12-month period ended June 30th of each year, and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

ITEM 2.               CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.               AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Jane Dasher, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Ms. Dasher as the Audit Committee’s financial expert. Ms. Dasher is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.               PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2005 and October 31, 2006 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $33,250 in 2005 and $35,250 in 2006.

b) Audit-Related Fees. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Municipal High Income Fund, Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $4,600 in 2005 and $0 in 2006. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Western Asset Municipal High Income Fund, Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Western Asset Municipal High Income Fund, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or

one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Municipal High Income Fund, Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2005 and 2006; Tax Fees were 100% and 0% for 2005 and 2006; and Other Fees were 100% and 0% for 2005 and 2006.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Municipal High Income Fund, Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Western Asset Municipal High Income Fund, Inc. during the reporting period were $0 in 2006 for fees related to the transfer agent matter as fully described in the notes the financial statements titled “additional information” and $75,000 for 2005.

(h) Yes. Western Asset Municipal High Income Fund, Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Municipal High Income Fund, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.               AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

Jane Dasher

Lee Abraham

John Toolan

b) Not applicable

ITEM 6.               SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.               DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Concerning Citigroup Asset Management (1)(CAM)

Proxy Voting Policies and Procedures

The following is a brief overview of the Proxy Voting Policies and Procedures (the “Policies”) that CAM has adopted to seek to ensure that CAM votes proxies relating to equity securities in the best interest of clients.

CAM votes proxies for each client account with respect to which it has been authorized to vote proxies. In voting proxies, CAM is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. CAM attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. CAM may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, the CAM adviser (business unit) continues to retain responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and

(1) Citigroup Asset Management comprises CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC, and other affiliated investment advisory firms.  On December 1, 2005, Citigroup Inc. (“Citigroup”) sold substantially all of its worldwide asset management business, Citigroup Asset Management, to Legg Mason, Inc. (“Legg Mason”).  As part of this transaction, CAM North America, LLC, Salomon Brothers Asset Management Inc and Smith Barney Fund Management LLC became wholly-owned subsidiaries of Legg Mason.  Under a licensing agreement between Citigroup and Legg Mason, the names of CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC and their affiliated advisory entities, as well as all logos, trademarks, and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason.  Citi Marks include, but are not limited to, “Citigroup Asset Management,” “Salomon Brothers Asset Management” and “CAM”.  All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement.  Legg Mason and its subsidiaries, including CAM North America, LLC, Salomon Brothers Asset Management Inc, and Smith Barney Fund Management LLC are not affiliated with Citigroup.

director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A CAM business unit or investment team (e.g. CAM’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, CAM will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

In furtherance of CAM’s goal to vote proxies in the best interest of clients, CAM follows procedures designed to identify and address material conflicts that may arise between CAM’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of CAM with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of CAM’s compliance personnel. CAM also maintains and considers a list of significant CAM relationships that could present a conflict of interest for CAM in voting proxies. CAM is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM Legg Mason affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM Legg Mason affiliate relationship that CAM for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which CAM decides to vote a proxy, CAM generally takes the position that relationships between a non-CAM Legg Mason affiliate and an issuer (e.g. investment management relationship between an issuer and a non-CAM Legg Mason affiliate) do not present a conflict of interest for CAM in voting proxies with respect to such issuer. Such position is based on the fact that CAM is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between CAM and certain other Legg Mason business units.

CAM maintains a Proxy Voting Committee to review and address conflicts of interest brought to its attention by CAM compliance personnel. A proxy issue that will be voted in accordance with a stated CAM position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because CAM’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, CAM’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, CAM may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

ITEM 8.                                                     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS ADDRESS	TIME SERVED	LENGTH OF PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

Joseph P. Deane Western Asset 399 Park Avenue New York, NY 10022	Since 2005	Co-portfolio manager of the fund; Portfolio Manager of Western Asset; investment officer of certain other investment companies associated with Legg Mason or its affiliates.

David T. Fare Western Asset 399 Park Avenue New York, NY 10022	Since 2005	Co-portfolio manager of the fund; Portfolio Manager of Western Asset; investment officer of certain other investment companies associated with Legg Mason or its affiliates.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of October 31, 2006.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

	Registered	Other Pooled
Portfolio	Investment	Investment	Other
Manager(s)	Companies	Vehicles	Accounts

Joseph P. Deane	32 registered investment companies with $18.6 billion in total assets under management	No other pooled investment vehicles	49 Other accounts with$15.3 billion in total assets under management

David T. Fare	32 registered investment companies with $18.6 billion in total assets under management	No other pooled investment vehicles	49 Other accounts with $15.3 billion in total assets under management

(a)(3): Portfolio Manager Compensation

With respect to the compensation of the portfolio managers, the Advisers’ compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the Advisers, and are determined by the professional’s job function and performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks. Because portfolio managers are generally responsible for multiple accounts (including the Portfolio) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the Adviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Adviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity).  These could include potential conflicts of interest related to the knowledge and timing of a Portfolio’s trades, investment opportunities and broker selection.  Portfolio managers may be privy to the size, timing and possible market impact of a Portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a Portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully.  Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account.  A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a Portfolio because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account.  The Advisers have adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time.  All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest.  Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the Portfolios, the Advisers determine which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction.  However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Advisers may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer.  In these cases, trades for a Portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts.  Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a Portfolio or the other account(s) involved.  Additionally, the management of multiple Portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Portfolio and/or other account.

It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of a Portfolio.  For example, a portfolio manager could short sell a security for an account immediately prior to a Portfolio’s sale of that security.  To address this conflict, the Advisers have adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long only accounts (which include the Portfolios) for timing and pattern related issues.  Trading decisions for alternative investment and long only accounts may not be identical even though the same Portfolio Manager may manage both types of accounts.  Whether the Adviser allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented.  If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro-rata basis.

A portfolio manager may also face other potential conflicts of interest in managing a Portfolio, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a Portfolio and the other accounts listed above.

(a)(4): Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each portfolio managers as of October 31, 2006.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned
Joseph P. Deane	None
David T. Fare	None

ITEM 9.               PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None

ITEM 10.            SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.            CONTROLS AND PROCEDURES.

(a)                                  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                EXHIBITS.

(a)(1)                    Code of Ethics attached hereto

Exhibit 99.CODE ETH

(a)(2)                    Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)                        Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Municipal High Income Fund Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Western Asset Municipal High Income Fund Inc.

Date:	January 8, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Western Asset Municipal High Income Fund Inc.

Date:	January 8, 2007

By:	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer of
Western Asset Municipal High Income Fund Inc.

Date:	January 8, 2007